UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2011

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Medallion Financial Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 17, 2011. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1. The following individuals were elected to the Company’s Board of Directors to serve as Class II Directors until the 2014 annual meeting of stockholders by the following votes:

NOMINEE	VOTES FOR	VOTES WITHELD	BROKER NON-VOTES
Henry L. Aaron	6,598,217	5,892,390	3,716,037
Henry D. Jackson	12,235,410	255,197	3,716,037
Alvin Murstein	12,115,838	374,769	3,716,037

2. The Company’s stockholders ratified the appointment of WeiserMazars LLP as the Company’s independent registered public accounting firm by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
15,976,665	187,541	42,450	—

3. The Company’s stockholders approved a non-binding advisory resolution regarding executive compensation by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
11,526,537	539,373	424,697	3,716,037

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
	Name:	Larry D. Hall
	Title:	Chief Financial Officer

Date: June 23, 2011

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